Exhibit 99.1
CASE NAME: LandAmerica Financial Group, Inc. et al.	ACCRUAL BASIS
CASE NUMBER: 08-35994
JUDGE: Kevin R. Huennekens

UNITED STATES BANKRUPTCY COURT

EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: SEPTEMBER 30, 2009

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I
DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING
MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-8) AND
THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE
DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER
(OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH
PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ G. William Evans	CHIEF FINANCIAL OFFICER
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

G. WILLIAM EVANS	November 17, 2009
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ G. William Evans	CHIEF FINANCIAL OFFICER
ORIGINAL SIGNATURE OF PREPARER	TITLE

G. WILLIAM EVANS	November 17, 2009
PRINTED NAME OF PREPARER	DATE

LANDAMERICA FINANCIAL GROUP, INC., ET AL.

NOTES TO THE MONTHLY OPERATING REPORT

MONTH ENDING: SEPTEMBER 30, 2009

1.	The accompanying financial statements as presented are not prepared in accordance with Generally Accepted Accounting Principles (“GAAP”).

2.

While the Debtor and its professionals have made every reasonable effort to ensure that the Debtor’s Monthly Operating Reports are accurate and complete, based upon information that was available to them at the time of preparation, inadvertent errors or omissions may exist and the subsequent receipt of information and/or further review and analysis of the Debtor’s books and records may result in changes to financial data and other information contained in the Monthly Operating Reports. Moreover, because the Monthly Operating Reports contain unaudited information which is subject to further review and potential adjustment, the Debtor and its agents, attorneys and financial advisors cannot guarantee or warrant the accuracy or completeness of the data that is provided herein.

3.

The preparation of the Monthly Operating Reports required the Debtor and its agents, attorneys and financial advisors to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates. Without prior notice, the Debtor may amend its Monthly Operating Reports as it deems necessary and appropriate to reflect material changes, if any, that arise during the pendency of its chapter 11 case. The Debtor, therefore, reserves the right to amend the Monthly Operating Reports in all respects as may be necessary or appropriate, including, but not limited to, the right to assert offsets or defenses to, or to dispute, any claim reflected on the Monthly Operating Reports. Furthermore, nothing contained in the Monthly Operating Reports shall constitute a waiver of the Debtor’s rights with respect to its chapter 11 case.

LandAmerica Financial Group, Inc.	ACCRUAL BASIS-1
Balance Sheet
As of September 30, 2009
Case No: 08-35994
($ thousands)

Assets

Cash	$71,299
Restricted Cash	15,838
Notes:
Fidelity National Title (1)	50,921
Other	12,018

Fidelity National Title stock	47,903

Taxes receivable	21,462
Property and equipment, net	2,538
Title Plants	945
Other assets	44,465
Investments in subsidiaries and consolidated joint ventures	651,318
Intercompany receivable	243,517

Total Assets	$1,162,224

Liabilities

Accounts payable and accrued liabilities	$15,726
Liabilities subject to compromise	476,612

Total Liabilities	492,338

Total Shareholders' Equity	669,886

Total Liabilities and Shareholders' Equity	$1,162,224

(1) - Includes principal and accrued interest

LandAmerica Financial Group, Inc.	ACCRUAL BASIS-2
Statement of Operations
Case No: 08-35994
($ thousands)

	September 09	Cumulative Case to Date
Revenue
Investment and other income	$100	$17,584
Valuation adjustment related to Fidelity National Title stock	(9,117)	(2,160)

Total (Loss)/Revenue	(9,017)	15,424

Expenses
General, administrative and other expenses	1,953	5,937
Professional fees	3,409	38,073
Impairment of assets and other non-cash adjustments (1)	21,355	10,380
Depreciation and amortization	148	3,031
Interest Expense (2)	-	4,141
Loss on disposal of subsidiaries	-	774,545

Total Expenses	26,865	836,107

Net Loss before income taxes	(35,882)	(820,683)

Income Taxes	-	3,398

Net Loss	$(35,882)	$(824,081)

(1) - Current period includes write-offs of impaired leasehold improvements, investments in unconsolidated joint ventures and net amounts due from Fidelity National Financial, Inc. in connection with the Order Pursuant to Bankruptcy Rule 9019 (a) Authorizing and Approving Settlement Agreement By and Among LandAmerica Financial Group, Inc. and Fidelity National Financial, Inc.

(2) - Non-cash write-off of deferred finance costs

LandAmerica Financial Group, Inc.
Schedule of Cash Receipts and Disbursements
For the Month Ending September 30, 2009
Case No: 08-35994
($ thousands)

	Sept '09	Cumulative
Opening Cash and Cash Equivalents

Held for the benefit;
LandAmerica Financial Group, Inc.[3]	$63,856	$2,774
Underwriters	6,875	(9,832)
Retained subsidiaries[3]	-	-

Opening Cash	70,731	(7,058)

Cash Receipts

Collections received for the benefit of;
Underwriters[1]	1	138,051
Retained subsidiaries [2]	19	41,320

Payment reimbursements by;
Underwriters[1,4]	(6,976)	115,149
Retained subsidiaries [2]	1,252	158,473

Proceeds from sale of the Underwriting businesses;
LandAmerica Financial Group, Inc.	-	75,539
Retained subsidiaries	-	-

Proceeds from sale of LandAmerica Valuation Corporation	-	202

Proceeds from sale of LoanCare, net	-	15,522

Proceeds from sale of RealEC	-	2,500

Proceeds from Settlement with FNF[4]	12,201	12,201

Other Receipts	352	30,690

Total Receipts	6,849	589,647

Cash Disbursements

Related to LandAmerica Financial Group, Inc.
Payroll & related expenses	775	7,559
Rent & other occupancy costs	232	3,677
Insurance	77	1,937
Leases	592	2,251
Information Technology & support services	268	2,761
Payables	112	2,131
Bankruptcy Professional Fees	3,703	28,767
Return of Funds - Underwriters [5]	-	9,761
Transfers to Restricted Cash [6]	-	15,522
Other [7]	-	9,227

Total	5,760	83,594

Payments made for the benefit of;
Underwriters[1]	19	233,726
Retained subsidiaries [2]	502	193,970

Total Disbursements	6,281	511,290

Net Cash Flow	568	78,357

Ending Cash and Cash Equivalents	$71,299	$71,299

Ending Cash and Cash Equivalents

Held for the benefit;
LandAmerica Financial Group, Inc.	$71,299	$71,299
Underwriters	-	-

Retained subsidiaries	-	-

Total	$71,299	$71,299

Notes:
1 - Represents cash activity on behalf of subsidiaries that were acquired by Fidelity on December 22, 2008
2 - Represents cash activity on behalf of subsidiaries that were retained by LandAmerica Financial Group, Inc. ("LFG")
3 - Amounts previously reimbursed from retained subsidiaries for services provided by LFG have been reclassed to LFG's cash balance.

4- Amounts reflect the cash impact of the Order Pursuant to Bankruptcy Rule 9019(a) Authorizing and Approving Settlement Agreement. By and Among LandAmerica Financial Group, Inc. and Fidelity National Financial, Inc.

5 - Reflects the return of funds to the underwriters for (a) Transition Services through January 31, 2009 of $7.6 million and (b) funding provided to LFG for outstanding checks that did not clear LFG's bank accounts of $2.1 million.

6 - In accordance with the order approving the settlement agreement with the PBGC dated May 28, 2009 a portion of the net sale proceeds (30%) from the sale of LoanCare were placed into a separate escrow account. $10.9 million in LoanCare sale proceeds were previously placed into a separate escrow account in accordance with the LoanCare Sale Order dated May 21, 2009.

7 - Includes a payment of $11.9 million made in accordance with the Order Approving Stipulation by and Among SunTrust Bank, as Administrative Agent to Certain Prepetition Lenders, LandAmerica Financial Group, Inc., the Official Committee of Unsecured Creditors of LandAmerica Financial Group, Inc., and the Official Committee of Unsecured Creditors of LandAmerica 1031 Exchange Services, Inc., Resolving Issues Raised in the Motion for Relief from the Automatic Stay for the Purpose of Asserting Setoff Rights Filed April 1, 2009 dated August 12, 2009.

CASE NAME: LandAmerica Financial Group, Inc. et al.					ACCRUAL BASIS-4
CASE NUMBER: 08-35994

			SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING			AMOUNT
1.	0-30		-
2.	31-60		-
3.	61-90		-
4.	91+		-
5.	TOTAL ACCOUNTS RECEIVABLE		-
6.	AMOUNT CONSIDERED UNCOLLECTIBLE
7.	ACCOUNTS RECEIVABLE (NET)		-	-	-	-

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	SEPTEMBER 2009

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL
2.	STATE
3.	LOCAL
4.	OTHER	$ -	-	-	-	$ -
5.	TOTAL TAXES PAYABLE	$ -	$ -	$ -	$ -	$ -

6.	ACCOUNTS PAYABLE		$ -	$ -	$ -	$2,246,018

STATUS OF POSTPETITION TAXES				MONTH:	SEPTEMBER 2009

			BEGINNING	AMOUNT		ENDING
			TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL			LIABILITY*	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING**		-	-	-	-
2.	FICA-EMPLOYEE**		-	-	-	-
3.	FICA-EMPLOYER**		-	-	-	-
4.	UNEMPLOYMENT		-	-	-	-
5.	INCOME		-	-	-	-
6.	OTHER (ATTACH LIST)		-	-	-	-
7.	TOTAL FEDERAL TAXES		-	-	-	-
STATE AND LOCAL
8.	WITHHOLDING		-	-	-	-
9.	SDI/UC		-	-		-
10.	SALES		-	-	-	-
11.	EXCISE		-	-	-	-
12.	UNEMPLOYMENT		-	-	-	-
13.	REAL PROPERTY		-	-	-	-
14.	PERSONAL PROPERTY		-	-	-	-
15.	OTHER (ATTACH LIST)		-	-	-	-
16.	TOTAL STATE & LOCAL		-	-	-	-
17.	TOTAL TAXES		-	-	-	-

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

CASE NAME: LandAmerica Financial Group, Inc. et al.				ACCRUAL BASIS-5
CASE NUMBER: 08-35994

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.
Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

		MONTH:	SEPTEMBER 2009
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3
A. BANK:		SEE EXHIBIT A
B. ACCOUNT NUMBER:					TOTAL
C. PURPOSE (TYPE):
1.	BALANCE PER BANK STATEMENT
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS
4.	OTHER RECONCILING ITEMS
5.	MONTH END BALANCE PER BOOKS				$ 87,136,725
6.	NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$ -	$ -

CASH

12.	CURRENCY ON HAND				$ -

13.	TOTAL CASH - END OF MONTH				$ 87,136,725
$ -

CASE NAME: LandAmerica Financial Group, Inc. et al.					EXHIBIT A
CASE NUMBER: 08-35994					September 30, 2009

G/L Acct #	Bank/Institution	Description	GL Balance	Bank Balance	Reconciled as of 09/30/09
Cash
10145	Bank of America	7313701365	$ -	$ 0.00	Y
10301	Bank of America	480112398	1,017,843	1,041,815	Y
10775	Bank of America	1257105449	6,844,305	6,844,305	Y
10776	Bank of America	1257105463	20,465	20,465	Y
10182	Bank of America	1257109206	(423,982)	284,862	Y

	Total Cash:		7,458,631	8,191,446

Cash Equivalents
11255	Citibank Smith Barney	170-09815	63,839,979	63,839,979

Cash and Cash Equivalents			71,298,610	72,031,426

Restricted Cash
10680	BB&T	1880001058	11,086,699	11,086,699	Y
10268	BB&T	1880001094	4,751,416	4,751,416	Y

	Total Restricted Cash:		15,838,115	15,838,115

Total Cash			$ 87,136,725	$ 87,869,540

CASE NAME: LandAmerica Financial Group, Inc. et al.					ACCRUAL BASIS-6
CASE NUMBER: 08-35994

				MONTH:	SEPTEMBER 2009

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE)
AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF
COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE,
TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.	SEE EXHIBIT B
2.
3.	TOTAL PAYMENTS
	TO INSIDERS (1)		$ 20,400	$ 232,401

PROFESSIONALS
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID * (4)
1.	Williams Mullen (2)			$ 10,217	$ 22,903	$ 4,030
2.	Williams Mullen (3)	05/18/2009, 09/09/2009	273,166	11,252	273,166	-
3.	ZolfoCooper (2)			1,035,483	8,133,784	-
4.	McGuire Woods (2)			620,696	1,353,672	231,763
5.	McGuire Woods (3)	05/18/2009, 08/31/2009	4,564,657	338,988	4,564,657	-
6.	Willkie Farr (2)			460,125	933,447	154,184
7.	Willkie Farr (3)	05/18/2009, 08/31/2009	4,457,067	315,769	4,457,067	-
8.	Epiq (2)			48,523	706,431	-
9.	Alvarez & Marsal (2)			193,318	582,191	96,274
10.	Alvarez & Marsal (3)	05/20/2009, 08/26/2009	1,774,329	138,415	1,774,329	-
11.	LeClair Ryan (2)			123,792	281,352	42,594
12.	LeClair Ryan (3)	05/20/2009, 08/26/2009	1,046,237	70,718	1,046,237	-
13.	Bingham McCutchen (2)			-	637,812	106,800
14.	Bingham McCutchen (3)	05/20/2009, 08/26/2009	3,479,618	235,872	3,479,618	-
15.	UCC Members (5)			1,427	7,738	-
16.	Deloitte Tax LLP			51,381	184,324	31,823
17.	TOTAL PAYMENTS		$ 15,595,074	$ 3,655,976	$ 28,438,728	$ 667,468
	TO PROFESSIONALS

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND PENDING APPROVAL

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS

			SCHEDULED	AMOUNTS
			MONTHLY	PAID	TOTAL
			PAYMENTS	DURING	UNPAID
NAME OF CREDITOR			DUE	MONTH	POSTPETITION
1.			$ -	$ -	$ -
2.
3.	TOTAL		$ -	$ -	$ -

(1)

Effective February 1, 2009, all employees of LandAmerica Financial Group, Inc. (“LFG”) and its affiliates (collectively with LFG, “LandAmerica”) who were previously employed by Lawyer’s Title Insurance Corporation (“LTIC”) became employees of LFG. All payments referenced were made in accordance with LandAmerica’s cash management system as fully described in LFG’s Motion for Order Authorizing: (A) Continued Use of the Debtor’s Centralized Cash Management System; (B) Maintenance and Continued Use of the Debtor’s Existing Bank Accounts and Business Forms; (C) a Waiver of Certain Operating Guidelines Relating to Bank Accounts; and (D) an Extension of Time for the Debtor to Comply with Section 345 of the Bankruptcy Code and as approved by the Bankruptcy Court’s December 2, 2008 Order Authorizing (A) Continued Use of the Debtor’s Centralized Cash Management System; (B) Maintenance and Continued Use of the Debtor’s Existing Bank Accounts and Business Forms; (C) a Waiver of Certain Operating Guidelines Relating to Bank Accounts; and (D) an Extension of Time for the Debtor to Comply with Section 345 of the Bankruptcy Code (the “LFG Cash Management Order”).

During the month of September 2009, LFG made ordinary course payments for directors' fees and reimbursable expenses of $20,400. See Exhibit B. Ordinary course employee salary, benefits, and reimburseable expenses have been excluded. No other payments have been made to insiders during the reporting period.

(2)

Fees and expenses paid in accordance with the Order Under Sections 105(a) and 331 of the Bankruptcy Code Establishing Procedures for Interim Compensation entered December 21, 2008 and/or the professionals respective retention orders.

(3)	Interim compensation and expense reimbursement authorizations for the periods filing date through April 30, 2009 and March 1, 2009 through May 31, 2009.
(4)

Total incurred and unpaid represents 15% holdback of fees as required per Order Under Sections 105(a) and 331 of the Bankruptcy Code Establishing Procedures for Interim Compensation entered December 21, 2008.

(5)	Payments represent expenses incurred by Citadel Investment Group and the Bank of New York Mellon (collectively the "UCC Members").

CASE NAME: LandAmerica Financial Group, Inc. et al.			EXHIBIT B
CASE NUMBER: 08-35994		SEPTEMBER 2009

Name	Type of Payment	September	Cumulative Case to Date

Janet A. Alpert	Reimbursable Travel Expenses	$ -	$ 566
Janet A. Alpert	Directors' Fees	-	6,375
Michael Dinkins	Directors' Fees	-	1,700
Charles Foster	Directors' Fees	-	1,700
John P. McCann	Directors' Fees	5,100	37,825
Dianne M. Neal	Reimbursable Travel Expenses	-	1,268
Dianne M. Neal	Directors' Fees	-	5,100
Robert F. Norfleet	Directors' Fees	-	22,525
Robert T. Skunda	Directors' Fees	5,100	37,825
Julious P. Smith	Directors' Fees	-	1,700
Thomas G. Snead	Directors' Fees	5,100	53,764
Dr. Eugene P. Trani	Directors' Fees	-	6,375
Dr. Eugene P. Trani	Directors' Deferral Plan	-	4,498
Gale K. Caruso	Reimbursable Travel Expenses	-	1,302
Gale K. Caruso	Directors' Fees	-	7,650
Herbert Wender	Directors' Deferral Plan	-	2,907
Marshall B. Wishnack	Reimbursable Travel Expenses	-	1,497
Marshall B. Wishnack	Directors' Fees	5,100	37,825

Total Cash:		$ 20,400	$ 232,401

CASE NAME: LandAmerica Financial Group, Inc. et al.		ACCRUAL BASIS-7
CASE NUMBER: 08-35994

	MONTH:	SEPTEMBER 2009

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE	X
THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT		X
OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR	X
LOANS) DUE FROM RELATED PARTIES?
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES		X
THIS REPORTING PERIOD?
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE		X
DEBTOR FROM ANY PARTY?
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES		X
PAST DUE?
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS		X
DELINQUENT?
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE		X
REPORTING PERIOD?
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

1.

The Debtor initiated various de minimus asset sales for such items as fixed assets and miscellaneous other assets in accordance with the Bankruptcy Court's Order Authorizing and Approving Expedited Procedures for the Sale, Transfer or Abandonment of De Minimus Assets dated April 22, 2009.

2.

Pursuant to the LFG Cash Management Order, the Debtor is authorized to continue using its existing prepetition bank account and cash management system. All postpetiton disbursements have been in accordance with LFG’s cash management system and the LFG Cash Management Order.

3.	Intercompany transactions in the ordinary course of business have given rise to postpetition receivables.
6. & 12.

Effective August 1, 2009 all employees of LandAmerica who were previously employed by LFG were outsourced to a professional employer organization ("PEO"). Wages, payroll taxes and benefits associated with these recipients have been funded by LFG to the PEO in accordance with LFG's cash management system and the LFG Cash Management Order.

INSURANCE
		YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
	NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

N/A

CASE NAME: LandAmerica Financial Group, Inc. et al.			ACCRUAL BASIS-8

		MONTH:	SEPTEMBER 2009

INSTALLMENT PAYMENTS
TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
Dir & Off $15M Primary	HCC	10/30/08-10/30/09	995,000	AT INCEPTION
Dir & Off $15M 1st Excess	Zurich	10/30/08-10/30/09	845,750	AT INCEPTION
Dir & Off 2nd Excess	CNA PRO	10/30/08-10/30/09	718,887	AT INCEPTION
Dir & Off 3rd Excess	Allied World	10/30/08-10/30/09	611,000	AT INCEPTION
Dir & Off 4th Excess	Arch	10/30/08-10/30/09	611,050	AT INCEPTION
Dir & Off 5th Excess	AIG	10/30/08-10/30/09	514,254	AT INCEPTION
Dir & Off 6th Excess - Side A	Max Bermuda	10/30/08-10/30/09	350,000	AT INCEPTION
Dir & Off 7th Excess - Side A	Ariel Re	10/30/08-10/30/09	160,000	AT INCEPTION
Dir & Off 6-yr ERP Capital Title	St. Paul Mercury Ins Co.	10/06-10/12	239,889	AT INCEPTION
E&O Employed Lawyers	Illinois Union Ins.	11/11/08-11/11/09	91,828	AT INCEPTION
Misc. E&O	Illinois Union Ins.	12/31/08-12/31/09	392,117	AT INCEPTION
Crime (Primary)	RLI Insurance Company	12/31/08-12/31/09	77,613	AT INCEPTION
Crime (1st Excess)	Westchester Fire	12/31/08-12/31/09	9,000	AT INCEPTION
Crime (2nd Excess)	Liberty Mutual	12/31/08-12/31/09	77,613	AT INCEPTION
Crime (3rd Excess)	U.S. Specialty	12/31/08-12/31/09	77,613	AT INCEPTION
Centennial Bank Fidelity Bond	Chubb	12/31/08-12/31/09	9,000	AT INCEPTION
Fiduciary Primary	Arch Ins. Co.	12/31/08-12/31/09	175,000	AT INCEPTION
Fiduciary Excess	Landmark American Ins. Co.	12/31/08-12/31/09	139,060	AT INCEPTION
Contractors Pollution	Illinois Union Ins.	12/31/08-12/31/09	157,526	AT INCEPTION
Fiduciary Excess	Landmark American Ins. Co.	12/31/08-12/31/09	139,060	AT INCEPTION
Commercial Umbrella $5 mil Primary	RSUI	10/1/09-10/1/10	15,000	AT INCEPTION
Commercial Package	Landmark American	10/1/09-10/1/10	48,123	AT INCEPTION
General Liability	Mt. Hawley	10/1/09-10/1/10	18,159	AT INCEPTION

The following policies were terminated during September 2009.
Commercial Umbrella $35 mil Primary	Zurich	10/1/08-10/1/09	109,686	AT INCEPTION
Commercial Umbrella 1st Excess $40mil	FFIC	10/1/08-10/1/09	44,100	AT INCEPTION
Commercial Umbrella 2nd Excess $25mil	Travelers	10/1/08-10/1/09	22,400	AT INCEPTION
Group Personal Excess	Chubb	10/1/08-10/1/09	17,760	AT INCEPTION
Commercial Package	Lexington	10/1/08-10/1/09	220,860	AT INCEPTION
General Liability	Sentry	10/1/08-10/1/09	80,844	AT INCEPTION
Mortgage Protection	Zurich	10/1/08-10/1/09	500	AT INCEPTION